EXHIBIT 99.1
The classification of the items presented by LendingClub in its consolidated financial statements under GAAP has been adjusted to align with the presentation requirements under Article 9 of the Securities and Exchange Commission’s Regulation S-X for bank holding companies. The presentation shown below is reflective of what is generally expected to be presented in future filings by the Company under GAAP.
LENDINGCLUB CORPORATION
Consolidated Balance Sheet
(In Thousands)
(Unaudited)

	As of December 31, 2019
	LendingClub Historical Presentation	Reclassification Adjustments	LendingClub Reclassified Amounts
Assets
Cash and cash equivalents	$243,779	$(243,779)	$—
Cash and due from banks	—	1,724	1,724
Interest bearing deposits in banks	—	242,055	242,055
Total cash and cash equivalents	—	243,779	243,779
Restricted cash	243,343	—	243,343
Securities available for sale at fair value	270,927	—	270,927
Loans held for investment at fair value	1,079,315	(1,079,315)	—
Loans held for investment by the Company at fair value	43,693	(43,693)	—
Loans held for sale by the Company at fair value	722,355	(722,355)	—
Loans held for sale at fair value	—	722,355	722,355
Retail and certificate loans held for investment at fair value	—	1,079,315	1,079,315
Other loans held for investment at fair value	—	43,693	43,693
Accrued interest receivable	12,857	(12,857)	—
Property, equipment and software, net	114,370	—	114,370
Operating lease assets	93,485	(93,485)	—
Intangible assets, net	14,549	(14,549)	—
Other assets	143,668	120,891	264,559
Total assets	$2,982,341	$—	$2,982,341
Liabilities and Equity
Accounts payable	$10,855	$(10,855)	$—
Accrued interest payable	9,260	(9,260)	—
Operating lease liabilities	112,344	(112,344)	—
Accrued expenses and other liabilities	142,636	(142,636)	—
Payable to investors	97,530	(97,530)	—
Credit facilities and securities sold under repurchase agreements	587,453	(587,453)	—
Short-term borrowings	—	573,202	573,202
Retail notes, certificates and secured borrowings at fair value	1,081,466	—	1,081,466
Payable on Structured Program borrowings	40,610	—	40,610
Other long-term debt	—	14,251	14,251
Other liabilities	—	372,625	372,625
Total liabilities	2,082,154	—	2,082,154
Equity
Common stock	892	—	892
Additional paid-in capital	1,467,882	—	1,467,882
Accumulated deficit	(548,472)	—	(548,472)
Treasury stock, at cost	(19,550)	—	(19,550)
Accumulated other comprehensive loss	(565)	—	(565)
Total equity	900,187	—	900,187
Total liabilities and equity	$2,982,341	$—	$2,982,341

LENDINGCLUB CORPORATION
Consolidated Balance Sheet
(In Thousands)
(Unaudited)

	As of December 31, 2020 (1)
	LendingClub Historical Presentation	Reclassification Adjustments	LendingClub Reclassified Amounts
Assets
Cash and cash equivalents	$524,963	$(524,963)	$—
Cash and due from banks	—	5,197	5,197
Interest bearing deposits in banks	—	519,766	519,766
Total cash and cash equivalents	—	524,963	524,963
Restricted cash	103,522	—	103,522
Securities available for sale at fair value	142,226	—	142,226
Loans held for investment at fair value	636,686	(636,686)	—
Loans held for investment by the Company at fair value	49,954	(49,954)	—
Loans held for sale by the Company at fair value	121,902	(121,902)	—
Loans held for sale at fair value	—	121,902	121,902
Retail and certificate loans held for investment at fair value	—	636,686	636,686
Other loans held for investment at fair value	—	49,954	49,954
Accrued interest receivable	5,205	(5,205)	—
Property, equipment and software, net	96,641	—	96,641
Operating lease assets	74,037	(74,037)	—
Intangible assets, net	11,427	(11,427)	—
Other assets	96,730	90,669	187,399
Total assets	$1,863,293	$—	$1,863,293
Liabilities and Equity
Accounts payable	$3,698	$(3,698)	$—
Accrued interest payable	4,572	(4,572)	—
Operating lease liabilities	94,538	(94,538)	—
Accrued expenses and other liabilities	101,457	(101,457)	—
Payable to investors	40,286	(40,286)	—
Credit facilities and securities sold under repurchase agreements	104,989	(104,989)	—
Short-term borrowings	—	104,989	104,989
Retail notes, certificates and secured borrowings at fair value	636,774	—	636,774
Payable on Structured Program borrowings	152,808	—	152,808
Other liabilities	—	244,551	244,551
Total liabilities	1,139,122	—	1,139,122
Equity
Common stock	881	—	881
Additional paid-in capital	1,508,020	—	1,508,020
Accumulated deficit	(786,214)	—	(786,214)
Accumulated other comprehensive income	1,484	—	1,484
Total equity	724,171	—	724,171
Total liabilities and equity	$1,863,293	$—	$1,863,293
(1)    Previously presented in the Company’s Quarterly Report on Form 10-Q as of and for the period ended March 31, 2021.

LENDINGCLUB CORPORATION
Consolidated Statement of Operations
(In Thousands)
(Unaudited)

	Year Ended December 31, 2019
	LendingClub Historical Presentation	Reclassification Adjustments	LendingClub Reclassified Amounts
Net Revenue
Transaction fees	$598,760	$(598,760)	$—
Interest income	345,345	(345,345)	—
Interest expense	(246,587)	246,587	—
Net fair value adjustments	(144,990)	144,990	—
Net interest income and fair value adjustments	(46,232)	46,232	—
Investor fees	124,532	(124,532)	—
Gain on sales of loans	67,716	(67,716)	—
Net investor revenue	146,016	(146,016)	—
Other revenue	13,831	(13,831)	—
Total net revenue	758,607	(758,607)	—
Non-interest income
Marketplace revenue (1)	—	646,735	646,735
Other non-interest income	—	13,831	13,831
Total non-interest income	—	660,566	660,566
Interest income
Interest on loans held for sale	—	109,493	109,493
Interest on retail and certificate loans held for investment at fair value	—	214,395	214,395
Interest on other loans held for investment at fair value	—	1,104	1,104
Interest on securities available for sale	—	14,351	14,351
Other interest income	—	6,002	6,002
Total interest income	—	345,345	345,345
Interest expense
Interest on short-term borrowings	—	26,826	26,826
Interest on retail notes, certificates and secured borrowings	—	214,395	214,395
Interest on Structured Program borrowings	—	5,070	5,070
Interest on other long-term debt	—	1,013	1,013
Total interest expense	—	247,304	247,304
Net interest income	—	98,041	98,041
Total net revenue	—	758,607	758,607
Provision for credit losses	—	—	—
Operating expenses
Sales and marketing	279,423	(279,423)	—
Origination and servicing	103,403	(103,403)	—
Engineering and product development	168,380	(168,380)	—
Other general and administrative	238,292	(238,292)	—
Total operating expenses	789,498	(789,498)	—
Non-interest expense
Compensation and benefits	—	333,628	333,628
Marketing	—	235,337	235,337
Equipment and software	—	24,927	24,927
Occupancy	—	29,367	29,367
Depreciation and amortization	—	59,152	59,152
Professional services	—	43,010	43,010
Other non-interest expense	—	64,077	64,077
Total non-interest expense	—	789,498	789,498
Loss before income tax expense	(30,891)	—	(30,891)
Income tax benefit	(201)	—	(201)
Consolidated net loss	(30,690)	—	(30,690)
Less: Income attributable to noncontrolling interests	55	—	55
LendingClub net loss	$(30,745)	$—	$(30,745)

LENDINGCLUB CORPORATION
Consolidated Statement of Operations (Continued)
(In Thousands)
(Unaudited)
(1)    The following presents the components of marketplace revenue for the period presented:

Year Ended December 31, 2019
Origination fees	$598,760
Servicing fees	124,532
Gain on sales of loans	67,716
Net fair value adjustments	(144,273)
Total marketplace revenue	$646,735

LENDINGCLUB CORPORATION
Condensed Consolidated Statement of Operations
(In Thousands)
(Unaudited)

	Three Months Ended March 31, 2020 (1)
	LendingClub Historical Presentation	Reclassification Adjustments	LendingClub Reclassified Amounts
Net Revenue
Transaction fees	$136,243	$(136,243)	$—
Interest income	69,411	(69,411)	—
Interest expense	(44,241)	44,241	—
Net fair value adjustments	(101,738)	101,738	—
Net interest income and fair value adjustments	(76,568)	76,568	—
Investor fees	41,759	(41,759)	—
Gain on sales of loans	14,261	(14,261)	—
Net investor revenue	(20,548)	20,548	—
Other revenue	4,511	(4,511)	—
Total net revenue	120,206	(120,206)	—
Non-interest income
Marketplace revenue (2)	—	102,477	102,477
Other non-interest income	—	4,511	4,511
Total non-interest income	—	106,988	106,988
Interest income
Interest on loans held for sale	—	27,376	27,376
Interest on retail and certificate loans held for investment at fair value	—	35,376	35,376
Interest on other loans held for investment at fair value	—	1,999	1,999
Interest on securities available for sale	—	3,779	3,779
Other interest income	—	881	881
Total interest income	—	69,411	69,411
Interest expense
Interest on short-term borrowings	—	7,398	7,398
Interest on retail notes, certificates and secured borrowings	—	35,376	35,376
Interest on Structured Program borrowings	—	2,299	2,299
Interest on other long-term debt	—	140	140
Total interest expense	—	45,213	45,213
Net interest income	—	24,198	24,198
Total net revenue	—	131,186	131,186
Provision for credit losses	—	10,980	10,980
Operating expenses
Sales and marketing	49,784	(49,784)	—
Origination and servicing	20,994	(20,994)	—
Engineering and product development	38,710	(38,710)	—
Other general and administrative	58,486	(58,486)	—
Total operating expenses	167,974	(167,974)	—
Non-interest expense
Compensation and benefits	—	75,545	75,545
Marketing	—	39,081	39,081
Equipment and software	—	6,490	6,490
Occupancy	—	6,813	6,813
Depreciation and amortization	—	12,873	12,873
Professional services	—	14,141	14,141
Other non-interest expense	—	13,031	13,031
Total non-interest expense	—	167,974	167,974
Loss before income tax expense	(47,768)	—	(47,768)
Income tax expense	319	—	319
Consolidated net loss	$(48,087)	$—	$(48,087)

LENDINGCLUB CORPORATION
Condensed Consolidated Statement of Operations (Continued)
(In Thousands)
(Unaudited)
(1)    Previously presented in the Company’s Quarterly Report on Form 10-Q as of and for the period ended March 31, 2021.
(2)    The following presents the components of marketplace revenue for the period presented:

Three Months Ended March 31, 2020
Origination fees	$136,243
Servicing fees	41,759
Gain on sales of loans	14,261
Net fair value adjustments	(89,786)
Total marketplace revenue	$102,477

LENDINGCLUB CORPORATION
Condensed Consolidated Statement of Operations
(In Thousands)
(Unaudited)

	Three Months Ended June 30, 2020
	LendingClub Historical Presentation	Reclassification Adjustments	LendingClub Reclassified Amounts
Net Revenue
Transaction fees	$3,874	$(3,874)	$—
Interest income	60,560	(60,560)	—
Interest expense	(37,766)	37,766	—
Net fair value adjustments	(6,378)	6,378	—
Net interest income and fair value adjustments	16,416	(16,416)	—
Investor fees	19,315	(19,315)	—
Gain on sales of loans	1,724	(1,724)	—
Net investor revenue	37,455	(37,455)	—
Other revenue	2,540	(2,540)	—
Total net revenue	43,869	(43,869)	—
Non-interest income
Marketplace revenue (1)	—	18,881	18,881
Other non-interest income	—	2,540	2,540
Total non-interest income	—	21,421	21,421
Interest income
Interest on loans held for sale	—	25,287	25,287
Interest on retail and certificate loans held for investment at fair value	—	29,700	29,700
Interest on other loans held for investment at fair value	—	2,074	2,074
Interest on securities available for sale	—	3,397	3,397
Other interest income	—	102	102
Total interest income	—	60,560	60,560
Interest expense
Interest on short-term borrowings	—	5,755	5,755
Interest on retail notes, certificates and secured borrowings	—	29,700	29,700
Interest on Structured Program borrowings	—	6,073	6,073
Interest on other long-term debt	—	95	95
Total interest expense	—	41,623	41,623
Net interest income	—	18,937	18,937
Total net revenue	—	40,358	40,358
Reversal of provision for credit losses	—	(3,511)	(3,511)
Operating expenses
Sales and marketing	8,723	(8,723)	—
Origination and servicing	17,830	(17,830)	—
Engineering and product development	39,167	(39,167)	—
Other general and administrative	56,620	(56,620)	—
Total operating expenses	122,340	(122,340)	—
Non-interest expense
Compensation and benefits	—	65,797	65,797
Marketing	—	1,814	1,814
Equipment and software	—	8,011	8,011
Occupancy	—	8,962	8,962
Depreciation and amortization	—	16,611	16,611
Professional services	—	9,765	9,765
Other non-interest expense	—	11,380	11,380
Total non-interest expense	—	122,340	122,340
Loss before income tax expense	(78,471)	—	(78,471)
Income tax expense	—	—	—
Consolidated net loss	$(78,471)	$—	$(78,471)

LENDINGCLUB CORPORATION
Condensed Consolidated Statement of Operations (Continued)
(In Thousands)
(Unaudited)

(1)    The following presents the components of marketplace revenue for the period presented:

Three Months Ended June 30, 2020
Origination fees	$3,874
Servicing fees	19,315
Gain on sales of loans	1,724
Net fair value adjustments	(6,032)
Total marketplace revenue	$18,881

LENDINGCLUB CORPORATION
Condensed Consolidated Statement of Operations
(In Thousands)
(Unaudited)

	Six Months Ended June 30, 2020
	LendingClub Historical Presentation	Reclassification Adjustments	LendingClub Reclassified Amounts
Net Revenue
Transaction fees	$140,117	$(140,117)	$—
Interest income	129,971	(129,971)	—
Interest expense	(82,007)	82,007	—
Net fair value adjustments	(108,116)	108,116	—
Net interest income and fair value adjustments	(60,152)	60,152	—
Investor fees	61,074	(61,074)	—
Gain on sales of loans	15,985	(15,985)	—
Net investor revenue	16,907	(16,907)	—
Other revenue	7,051	(7,051)	—
Total net revenue	164,075	(164,075)	—
Non-interest income
Marketplace revenue (1)	—	121,358	121,358
Other non-interest income	—	7,051	7,051
Total non-interest income	—	128,409	128,409
Interest income
Interest on loans held for sale	—	52,663	52,663
Interest on retail and certificate loans held for investment at fair value	—	65,076	65,076
Interest on other loans held for investment at fair value	—	4,073	4,073
Interest on securities available for sale	—	7,176	7,176
Other interest income	—	983	983
Total interest income	—	129,971	129,971
Interest expense
Interest on short-term borrowings	—	13,153	13,153
Interest on retail notes, certificates and secured borrowings	—	65,076	65,076
Interest on Structured Program borrowings	—	8,372	8,372
Interest on other long-term debt	—	235	235
Total interest expense	—	86,836	86,836
Net interest income	—	43,135	43,135
Total net revenue	—	171,544	171,544
Provision for credit losses	—	7,469	7,469
Operating expenses
Sales and marketing	58,507	(58,507)	—
Origination and servicing	38,824	(38,824)	—
Engineering and product development	77,877	(77,877)	—
Other general and administrative	115,106	(115,106)	—
Total operating expenses	290,314	(290,314)	—
Non-interest expense
Compensation and benefits	—	141,342	141,342
Marketing	—	40,895	40,895
Equipment and software	—	14,501	14,501
Occupancy	—	15,775	15,775
Depreciation and amortization	—	29,484	29,484
Professional services	—	23,906	23,906
Other non-interest expense	—	24,411	24,411
Total non-interest expense	—	290,314	290,314
Loss before income tax expense	(126,239)	—	(126,239)
Income tax expense	319	—	319
Consolidated net loss	$(126,558)	$—	$(126,558)

LENDINGCLUB CORPORATION
Condensed Consolidated Statement of Operations (Continued)
(In Thousands)
(Unaudited)
(1)    The following presents the components of marketplace revenue for the period presented:

Six Months Ended June 30, 2020
Origination fees	$140,117
Servicing fees	61,074
Gain on sales of loans	15,985
Net fair value adjustments	(95,818)
Total marketplace revenue	$121,358

LENDINGCLUB CORPORATION
Condensed Consolidated Statement of Operations
(In Thousands)
(Unaudited)

	Three Months Ended September 30, 2020
	LendingClub Historical Presentation	Reclassification Adjustments	LendingClub Reclassified Amounts
Net Revenue
Transaction fees	$24,372	$(24,372)	$—
Interest income	46,773	(46,773)	—
Interest expense	(32,440)	32,440	—
Net fair value adjustments	(696)	696	—
Net interest income and fair value adjustments	13,637	(13,637)	—
Investor fees	25,850	(25,850)	—
Gain on sales of loans	7,739	(7,739)	—
Net investor revenue	47,226	(47,226)	—
Other revenue	3,115	(3,115)	—
Total net revenue	74,713	(74,713)	—
Non-interest income
Marketplace revenue (1)	—	54,635	54,635
Other non-interest income	—	3,115	3,115
Total non-interest income	—	57,750	57,750
Interest income
Interest on loans held for sale	—	14,916	14,916
Interest on retail and certificate loans held for investment at fair value	—	27,117	27,117
Interest on other loans held for investment at fair value	—	1,948	1,948
Interest on securities available for sale	—	2,754	2,754
Other interest income	—	38	38
Total interest income	—	46,773	46,773
Interest expense
Interest on short-term borrowings	—	3,179	3,179
Interest on retail notes, certificates and secured borrowings	—	27,117	27,117
Interest on Structured Program borrowings	—	3,046	3,046
Interest on other long-term debt	—	137	137
Total interest expense	—	33,479	33,479
Net interest income	—	13,294	13,294
Total net revenue	—	71,044	71,044
Reversal of provision for credit losses	—	(3,669)	(3,669)
Operating expenses
Sales and marketing	7,201	(7,201)	—
Origination and servicing	15,595	(15,595)	—
Engineering and product development	31,984	(31,984)	—
Other general and administrative	54,332	(54,332)	—
Total operating expenses	109,112	(109,112)	—
Non-interest expense
Compensation and benefits	—	58,649	58,649
Marketing	—	2,135	2,135
Equipment and software	—	6,430	6,430
Occupancy	—	6,466	6,466
Depreciation and amortization	—	12,348	12,348
Professional services	—	8,817	8,817
Other non-interest expense	—	14,267	14,267
Total non-interest expense	—	109,112	109,112
Loss before income tax expense	(34,399)	—	(34,399)
Income tax benefit	(74)	—	(74)
Consolidated net loss	$(34,325)	$—	$(34,325)

LENDINGCLUB CORPORATION
Condensed Consolidated Statement of Operations (Continued)
(In Thousands)
(Unaudited)
(1)    The following presents the components of marketplace revenue for the period presented:

Three Months Ended September 30, 2020
Origination fees	$24,372
Servicing fees	25,850
Gain on sales of loans	7,739
Net fair value adjustments	(3,326)
Total marketplace revenue	$54,635

LENDINGCLUB CORPORATION
Condensed Consolidated Statement of Operations
(In Thousands)
(Unaudited)

	Nine Months Ended September 30, 2020
	LendingClub Historical Presentation	Reclassification Adjustments	LendingClub Reclassified Amounts
Net Revenue
Transaction fees	$164,489	$(164,489)	$—
Interest income	176,744	(176,744)	—
Interest expense	(114,447)	114,447	—
Net fair value adjustments	(108,812)	108,812	—
Net interest income and fair value adjustments	(46,515)	46,515	—
Investor fees	86,924	(86,924)	—
Gain on sales of loans	23,724	(23,724)	—
Net investor revenue	64,133	(64,133)	—
Other revenue	10,166	(10,166)	—
Total net revenue	238,788	(238,788)	—
Non-interest income
Marketplace revenue (1)	—	175,993	175,993
Other non-interest income	—	10,166	10,166
Total non-interest income	—	186,159	186,159
Interest income
Interest on loans held for sale	—	67,579	67,579
Interest on retail and certificate loans held for investment at fair value	—	92,193	92,193
Interest on other loans held for investment at fair value	—	6,021	6,021
Interest on securities available for sale	—	9,930	9,930
Other interest income	—	1,021	1,021
Total interest income	—	176,744	176,744
Interest expense
Interest on short-term borrowings	—	16,332	16,332
Interest on retail notes, certificates and secured borrowings	—	92,193	92,193
Interest on Structured Program borrowings	—	11,418	11,418
Interest on other long-term debt	—	372	372
Total interest expense	—	120,315	120,315
Net interest income	—	56,429	56,429
Total net revenue	—	242,588	242,588
Provision for credit losses	—	3,800	3,800
Operating expenses
Sales and marketing	65,708	(65,708)	—
Origination and servicing	54,419	(54,419)	—
Engineering and product development	109,861	(109,861)	—
Other general and administrative	169,438	(169,438)	—
Total operating expenses	399,426	(399,426)	—
Non-interest expense
Compensation and benefits	—	199,991	199,991
Marketing	—	43,030	43,030
Equipment and software	—	20,931	20,931
Occupancy	—	22,241	22,241
Depreciation and amortization	—	41,832	41,832
Professional services	—	32,723	32,723
Other non-interest expense	—	38,678	38,678
Total non-interest expense	—	399,426	399,426
Loss before income tax expense	(160,638)	—	(160,638)
Income tax expense	245	—	245
Consolidated net loss	$(160,883)	$—	$(160,883)

LENDINGCLUB CORPORATION
Condensed Consolidated Statement of Operations (Continued)
(In Thousands)
(Unaudited)
(1)    The following presents the components of marketplace revenue for the period presented:

Nine Months Ended September 30, 2020
Origination fees	$164,489
Servicing fees	86,924
Gain on sales of loans	23,724
Net fair value adjustments	(99,144)
Total marketplace revenue	$175,993

LENDINGCLUB CORPORATION
Consolidated Statement of Operations
(In Thousands)
(Unaudited)

	Year Ended December 31, 2020
	LendingClub Historical Presentation	Reclassification Adjustments	LendingClub Reclassified Amounts
Net Revenue
Transaction fees	$207,640	$(207,640)	$—
Interest income	209,694	(209,694)	—
Interest expense	(141,503)	141,503	—
Net fair value adjustments	(117,247)	117,247	—
Net interest income and fair value adjustments	(49,056)	49,056	—
Investor fees	111,864	(111,864)	—
Gain on sales of loans	30,812	(30,812)	—
Net investor revenue	93,620	(93,620)	—
Other revenue	13,442	(13,442)	—
Total net revenue	314,702	(314,702)	—
Non-interest income
Marketplace revenue (1)	—	245,314	245,314
Other non-interest income	—	13,442	13,442
Total non-interest income	—	258,756	258,756
Interest income
Interest on loans held for sale	—	72,876	72,876
Interest on retail and certificate loans held for investment at fair value	—	115,952	115,952
Interest on other loans held for investment at fair value	—	7,688	7,688
Interest on securities available for sale	—	12,125	12,125
Other interest income	—	1,053	1,053
Total interest income	—	209,694	209,694
Interest expense
Interest on short-term borrowings	—	17,837	17,837
Interest on retail notes, certificates and secured borrowings	—	115,952	115,952
Interest on Structured Program borrowings	—	16,204	16,204
Interest on other long-term debt	—	373	373
Total interest expense	—	150,366	150,366
Net interest income	—	59,328	59,328
Total net revenue	—	318,084	318,084
Provision for credit losses	—	3,382	3,382
Operating expenses
Sales and marketing	79,055	(79,055)	—
Origination and servicing	71,193	(71,193)	—
Engineering and product development	139,050	(139,050)	—
Other general and administrative	213,021	(213,021)	—
Total operating expenses	502,319	(502,319)	—
Non-interest expense
Compensation and benefits	—	252,517	252,517
Marketing	—	51,518	51,518
Equipment and software	—	26,842	26,842
Occupancy	—	27,870	27,870
Depreciation and amortization	—	54,030	54,030
Professional services	—	41,780	41,780
Other non-interest expense	—	47,762	47,762
Total non-interest expense	—	502,319	502,319
Loss before income tax expense	(187,617)	—	(187,617)
Income tax benefit	(79)	—	(79)
Consolidated net loss	$(187,538)	$—	$(187,538)

LENDINGCLUB CORPORATION
Consolidated Statement of Operations (Continued)
(In Thousands)
(Unaudited)
(1)    The following presents the components of marketplace revenue for the period presented:

Year Ended December 31, 2020
Origination fees	$207,640
Servicing fees	111,864
Gain on sales of loans	30,812
Net fair value adjustments	(105,002)
Total marketplace revenue	$245,314

LENDINGCLUB CORPORATION
Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Year Ended December 31,
	2020	2019
Cash Flows from Operating Activities:
Consolidated net loss	$(187,538)	$(30,690)
Adjustments to reconcile consolidated net loss to net cash provided by (used for) operating activities:
Net fair value adjustments	105,002	144,273
Provision for credit losses	3,382	—
Change in fair value of loan servicing assets	58,730	58,172
Stock-based compensation, net	61,533	73,639
Depreciation, amortization, and accretion	56,526	62,151
Gain on sales of loans	(30,812)	(67,716)
Other, net	12,506	5,110
Net change to loans held for sale	435,245	(440,192)
Other assets	34,483	1,499
Other liabilities	(131,026)	(77,609)
Net cash provided by (used for) operating activities	418,031	(270,644)
Cash Flows from Investing Activities:
Net decrease in loans	7,151	9,150
Net decrease in retail and certificate loans	411,428	602,678
Purchases of securities available for sale	(53,736)	(144,481)
Proceeds from sales of securities available for sale	6,217	12,548
Proceeds from maturities and paydowns of securities available for sale	225,458	223,980
Purchases of property, equipment and software, net	(31,147)	(50,668)
Other investing activities	400	561
Net cash provided by investing activities	565,771	653,768
Cash Flows from Financing Activities:
Proceeds from issuance of retail notes and certificates	314,995	632,962
Net decrease in retail notes and certificates	(729,405)	(1,259,203)
Principal payments on Structured Program borrowings	(73,710)	(58,025)
Proceeds from issuance of notes and certificates from Structured Program transactions	186,190	42,500
Proceeds from short-term borrowings	1,195,261	2,943,948
Principal payments on short-term borrowings	(1,662,199)	(2,801,824)
Principal payments on other long-term debt	(14,419)	(13,651)
Deemed dividend paid to preferred stockholder	(50,204)	—
Other financing activities	(8,948)	(26,767)
Net cash used for financing activities	(842,439)	(540,060)
Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	$141,363	$(156,936)
Cash, Cash Equivalents and Restricted Cash, Beginning of Period	$487,122	$644,058
Cash, Cash Equivalents and Restricted Cash, End of Period	$628,485	$487,122

LENDINGCLUB CORPORATION
Consolidated Statements of Cash Flows (Continued)
(In Thousands)
(Unaudited)

	Year Ended December 31,
	2020	2019
Supplemental Cash Flow Information:
Cash paid for interest	$143,840	$254,585
Cash paid for operating leases included in the measurement of lease liabilities	$16,679	$16,816
Non-cash investing activity:
Net securities retained from Structured Program transactions	$43,458	$197,267
Accruals for property, equipment and software	$686	$1,745
Non-cash investing and financing activity:
Transfer of whole loans to redeem certificates	$17,414	$122,330
Non-cash financing activity:
Exchange of common stock for preferred stock	$207,244	$—
Derecognition of payable on Structured Program borrowings	$—	$200,881

LENDINGCLUB CORPORATION
Condensed Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Year to Date
	September 30, 2020	June 30, 2020	March 31, 2020(1)
Cash Flows from Operating Activities:
Consolidated net loss	$(160,883)	$(126,558)	$(48,087)
Adjustments to reconcile consolidated net loss to net cash provided by (used for) operating activities:
Net fair value adjustments	99,144	95,818	89,786
Provision for credit losses	3,800	7,469	10,980
Change in fair value of loan servicing assets	48,046	34,670	9,608
Stock-based compensation, net	47,455	32,333	18,129
Depreciation, amortization, and accretion	44,055	30,916	13,730
Gain on sales of loans	(23,724)	(15,985)	(14,261)
Other, net	9,259	7,385	1,455
Net change to loans held for sale	375,782	(34,773)	(191,496)
Net change in operating assets and liabilities:
Other assets	55,035	43,658	(4,918)
Other liabilities	(133,012)	(129,300)	(101,373)
Net cash provided by (used for) operating activities	364,957	(54,367)	(216,447)
Cash Flows from Investing Activities:
Net increase in loans	5,987	4,583	(101,852)
Net decrease in retail and certificate loans	340,853	248,320	228,057
Purchases of securities available for sale	(53,536)	(47,443)	(34,909)
Proceeds from sales of securities available for sale	2,396	2,396	2,396
Proceeds from maturities and paydowns of securities available for sale	179,174	126,945	61,038
Purchases of property, equipment and software, net	(24,583)	(19,583)	(11,435)
Other investing activities	300	200	100
Net cash provided by investing activities	450,591	315,418	143,395
Cash Flows from Financing Activities:
Proceeds from issuance of retail notes and certificates	237,283	159,894	104,620
Net decrease in retail notes and certificates	(580,841)	(409,904)	(229,002)
Principal payments on Structured Program borrowings	(51,635)	(28,398)	(6,911)
Proceeds from issuance of notes and certificates from Structured Program transactions	186,190	186,190	186,190
Proceeds from short-term borrowings	1,105,051	1,050,551	979,539
Principal payments on short-term borrowings	(1,558,150)	(1,152,798)	(946,038)
Principal payments on other long-term debt	(14,419)	(5,298)	—
Deemed dividend paid to preferred stockholder	(50,204)	(50,204)	(50,204)
Other financing activities	(31,978)	(25,467)	(18,672)
Net cash (used for) provided by financing activities	(758,703)	(275,434)	19,522
Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	$56,845	$(14,383)	$(53,530)
Cash, Cash Equivalents and Restricted Cash, Beginning of Period	$487,122	$487,122	$487,122
Cash, Cash Equivalents and Restricted Cash, End of Period	$543,967	$472,739	$433,592

LENDINGCLUB CORPORATION
Condensed Consolidated Statements of Cash Flows (Continued)
(In Thousands)
(Unaudited)

	Year to Date
	September 30, 2020	June 30, 2020	March 31, 2020(1)
Supplemental Cash Flow Information:
Cash paid for interest	$115,639	$38,791	$43,559
Cash paid for operating leases included in the measurement of lease liabilities	$12,086	$7,951	$4,383
Non-cash investing activity:
Net securities retained from Structured Program transactions	$43,458	$43,883	$44,260
Accruals for property, equipment and software	$1,260	$1,023	$2,439
Non-cash investing and financing activity:
Transfer of whole loans to redeem certificates	$17,414	$17,414	$17,414
Non-cash financing activity:
Exchange of common stock for preferred stock	$207,244	$207,244	$207,244
(1)    Previously presented in the Company’s Quarterly Report on Form 10-Q as of and for the period ended March 31, 2021.